UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2020

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange
7.70% Rite Aid Corporation notes due 2027	RAD27	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2020, Rite Aid Corporation (the “Company”) updated its fiscal year 2020 earnings guidance for Adjusted EBITDA, revenues and capital expenditures. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information (including Exhibit 99.1) being furnished pursuant to this “Item 2.02. Results of Operations and Financial Condition” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure.

On March 16, 2020, key members of the Company’s management team will present business and financial information at a publicly available webcast (the “Analyst Day 2020 Meeting”). A copy of the Company’s presentation is being furnished as Exhibit 99.2 to this Form 8-K. During the course of the Analyst Day 2020 Meeting, the Company’s management team will discuss the Company’s business update and long-term growth goals.

The presentation includes the non-GAAP financial measures, “Adjusted EBITDA,” “Adjusted Net Income (Loss)” and “Adjusted Net Income (Loss) per Diluted Share.” The Company uses these non-GAAP measures in assessing its performance in addition to net income, the most directly comparable GAAP financial measure. Reconciliations of Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share to net income and net income (loss) per diluted share, the most directly comparable GAAP financial measures, are included in the presentation, which is furnished as Exhibit 99.1 hereto.

The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare the Company’s operating performance with its competitors. The Company defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, a non-recurring litigation settlement, severance and costs related to facility closures and gain or loss on sale of assets). The current calculation of Adjusted EBITDA reflects a modification made in the second quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items. The Company references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical periods and external comparisons to competitors. In addition, incentive compensation is based in part on Adjusted EBITDA and the Company bases certain of its forward-looking estimates and budgets on Adjusted EBITDA.

The Company defines Adjusted Net Income (Loss) as net income (loss) excluding amortization expense, merger and acquisition-related costs, a non-recurring litigation settlement, gains or losses on debt retirements, LIFO adjustments, goodwill and intangible asset impairment charges and the WBA merger termination fee. The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the second quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx intangible assets only. The Company calculates Adjusted Net Income (Loss) per Diluted Share using the Company’s above-referenced definition of Adjusted Net Income (Loss). The Company believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare the Company’s operating performance over multiple periods.

In addition, the add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the company was on a FIFO inventory basis.

Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share should not be considered in isolation from, and are not intended to represent alternative measures of, operating results or of cash flows from operating activities, as determined in accordance with GAAP. The Company’s definitions of Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share may not be comparable to similarly titled measurements reported by other companies or similar terms in the Company’s debt facilities.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information (including Exhibit 99.2) being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated March 16, 2020.
99.2	Presentation, dated March 16, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: March 16, 2020	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Executive Vice President, General Counsel & Secretary